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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 5, 1999 on the consolidated financial statements of Bristol Hotels & Resorts and its Predecessor, the Bristol Hotel Company, (and to all references to our Firm), incorporated by reference into the Registration Statement on Form S-8 (File #333-59965) of Bristol Hotels & Resorts.




Dallas, Texas,
   May 11, 1999